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                                                                    Exhibit 23.5



INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 3 to Registration Statement No. 333-74063 of The Kroll-O'Gara Company on Form S-4 of our report dated December 18, 1998 (January 21, 1999 as to the first paragraph of Note 15), appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference of us under the heading "Experts" in such Prospectus.


DELOITTE & TOUCHE LLP
Nashville, Tennessee
May 7, 1999